Waddell & Reed Advisors Funds

Supplement dated July 9, 2014 to the

Waddell & Reed Advisors Fixed Income and Money Market Funds Prospectus

dated January 31, 2014

The following replaces the “Portfolio Manager” section for Waddell & Reed Advisors High Income Fund on page 19:

Portfolio Manager

Chad A. Gunther, Vice President of WRIMCO, has managed the Fund since July 2014.

The following replaces the “The Management of the Funds – Portfolio Management” section for Waddell & Reed Advisors High Income Fund on page 48:

Waddell & Reed Advisors High Income Fund: Chad A. Gunther is primarily responsible for the day-to-day management of Waddell & Reed Advisors High Income Fund and has held his Fund responsibilities since July 2014. Mr. Gunther is Vice President of WRIMCO and IICO and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. He has been an employee of WRIMCO since January 2003, initially serving as an investment analyst. He has served as assistant portfolio manager for funds managed by WRIMCO and IICO since 2008. Mr. Gunther earned a BS in business administration with an emphasis in economics from the University of Kansas, and an MBA with an emphasis in finance from Washington University/St. Louis Olin Graduate School of Business.

Supplement	Prospectus	1